Exhibit 10.8

PRECISION THERAPEUTICS, INC.

2000 STOCK PLAN

1. Purpose. The purpose of the Precision Therapeutics, Inc. 2000 Stock Plan (the “Plan”) is to secure for Precision Therapeutics, Inc. a Delaware corporation (the “Company”), and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and its parent and subsidiary corporations who are expected to contribute to the Company’s future growth and success. Under the Plan recipients may be awarded both (x) Options (as defined in Section 2.1) to purchase the Company’s common stock, par value $.001 per share (“Common Stock”) and (y) shares of the Company’s Common Stock (“Grant Stock”). Except where the context otherwise requires, the term “Company” shall include all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the “Code”). Those provisions of the Plan which make express reference to Section 422 shall apply only to Incentive Stock Options (as that term is defined in the Plan).

2. Types of Awards and Administration.

2.1 Options. Options granted pursuant to the Plan (“Options”) shall be authorized by action of the Board of Directors of the Company and may be either incentive stock options (“Incentive Stock Options”) meeting the requirements of Section 422 of the Code or non-qualified Options which are not intended to meet the requirements of Section 422 of the Code. All Options when granted are intended to be non-qualified Options, unless the applicable Option Agreement (as defined in Section 5.1) explicitly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a non-qualified Option appropriately granted under the Plan provided that such Option (or portion thereof) otherwise meets the Plan’s requirements relating to non-qualified Options. The vesting of Options may be conditioned upon the completion of a specified period of employment with the Company and/or such other conditions or events as the Board may determine as set forth in the applicable Option Agreement.

2.2 Grant Stock; Restricted Period. Shares of Grant Stock issued pursuant to the Plan shall be authorized by the Board of Directors and may be free from restrictions or may be subject to such conditions and restrictions as the Board may determine as set forth in the applicable Grant Stock Agreement. The vesting of Grant Stock may be conditioned upon the completion of a specified period of employment with the Company and/or such other conditions or events as the Board may determine, and any unvested Grant Stock may be made subject to forfeiture upon termination of employment or the occurrence of other events. The period of time during which any Grant Stock remains subject to restrictions (e.g., has not vested) is referred to herein as the “Restricted Period.” During the applicable Restricted Period, a grantee may not sell, assign, transfer, donate, pledge or otherwise dispose of the shares of Grant Stock. Each certificate for a share of Grant Stock shall contain a legend giving appropriate notice of the applicable restrictions. The grantee share of Grant Stock shall contain a legend giving appropriate notice of the applicable restrictions. The grantee shall be entitled to have the legend removed from the stock certificate covering the shares of Grant Stock subject to restrictions when all such restrictions on such shares lapse. The Board may determine that the Company will not issue certificates for shares of Grant Stock until all restrictions on such shares lapse, or that the Company will retain possession of certificates for shares of Grant Stock until all restrictions on such shares lapse.

2.3 Administration. Subject to the following paragraph, the Plan shall be administered by the Board of Directors of the Company whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion issue Grant Stock and grant Options to purchase shares of Common Stock, and issue shares upon exercise of such Options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective Grant Stock Agreements (as defined in Section 5.2), Option Agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Grant Stock Agreements and Option Agreements, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Grant Stock Agreement or Option Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law), delegate any or all of its powers under the Plan to a committee (the “Committee”) appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee.

At any time following the registration by the Company of its Common Stock under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), should the Board delegate to the Committee the authority to administer the Plan, then such Committee shall consist solely of members of the Board who qualify as (i) “Non-Employee Directors” as defined under Rule 16b-3 under the Exchange Act and (ii) “outside directors” as defined under Section 162(m) or any successor provision of the Internal Revenue Code of 1986, as amended (the “Code”) and applicable Treasury regulations thereunder, if and to the extent such qualification is necessary so that the grant or the exercise of awards made under the Plan will qualify for any tax or other material benefit to participants or the Company under applicable law.

3. Eligibility. Options may be granted, and Grant Stock may be issued, to persons who are, at the time of such grant or issuance, employees, officers or directors of, or consultants or advisors to, the Company; provided, that the class of persons to whom Incentive Stock Options may be granted shall be limited to employees of the Company.

4. Stock Subject to Plan. Subject to adjustment as provided in Section 14 below, the maximum number of shares of Common Stock of the Company which may be issued under the Plan shall not exceed an aggregate of 9,701,953. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Option shall again be available for subsequent Option or Grant Stock awards under the Plan. If shares of Grant Stock shall be forfeited to, or otherwise repurchased by, the Company pursuant to a Grant Stock Agreement, such purchased shares subject to such Grant Stock Agreement shall again be available for subsequent Option or Grant Stock awards under the Plan. If shares issued upon exercise of an Option are tendered to the Company in payment of the exercise price of an Option, such tendered shares shall again be available for subsequent Option or Grant Stock awards under the Plan.

5. Forms of Grant Stock Agreements and Option Agreements.

5.1 Option Agreement. As a condition to the grant of an Option, each recipient of an Option shall execute an option agreement (“Option Agreement”) in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such Option Agreements may differ among recipients.

5.2 Grant Stock Agreement. As a condition to the issuance of Grant Stock, each recipient thereof shall execute an agreement (“Grant Stock Agreement”) in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such Grant Stock Agreements may differ among recipients and need not be entitled “Grant Stock Agreements.”

5.3 “Stand-Off” Agreement. Unless the Board of Directors specifies otherwise, each Grant Stock Agreement and Option Agreement shall provide that upon the request of the Company or the managing underwriter(s), the holder of any Option or the purchaser of any Grant Stock shall, in connection with an initial public offering of the Company’s common stock, agree in writing that for a period of time (not to exceed 180 days) from the effective date of the Securities and Exchange Commission registration statement for such offering, the holder or purchaser will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of the Company’s common stock owned or controlled by him.

6. Purchase Price.

6.1 General. The purchase price per share of Grant Stock and per share of stock deliverable upon the exercise of an Option shall be determined by the Board of Directors, provided, however, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the Fair Market Value of such stock (as defined below), at the time of grant of such Option, or less than 110% of such Fair Market Value in the case of Options described in Section 11.2. For all purposes under the Plan, the term “Fair Market Value” shall mean, as of any applicable date, (i) if the principal securities market on which the Common Stock is traded is a national securities exchange or The Nasdaq National Market (“NNM”), the closing price of the Common Stock on such exchange or NNM, as the case may be, or if no sale of the Common Stock shall have occurred on such date, on the next preceding date on which there was a reported sale; or (ii) if the Common Stock is not traded on a national securities exchange or NNM, the closing price on such date as reported by The Nasdaq SmallCap Market, or if no sale of the Common Stock shall have occurred on such date, on the next preceding date on which there was a reported sale; or (iii) if the principal securities market on which the Common Stock is traded is not a national securities exchange, NNM or The Nasdaq SmallCap Market, the average of the bid and asked prices reported by the National Quotation Bureau, Inc., on such date; or (iv) if the price of the Common Stock is not so reported, the fair market value of the Common Stock as determined in good faith by the Board of Directors.

6.2 Payment of Purchase Price. Option Agreements may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such Options, or, to the extent provided in the applicable Option Agreement, (i) by delivery to the Company of shares of Common Stock of the Company already owned (and not subject to risk of forfeiture) by the optionee for a period of six months having a Fair Market Value equal in amount to the exercise price of the Options being exercised, (ii) by any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations or (iii) by any combination of such methods of payment. The Fair Market Value of any shares of the Company’s Common Stock or other non-cash consideration which may be delivered upon exercise of an Option shall be determined by the Board of Directors. Grant Stock Agreements may provide for the payment of any purchase price in any manner approved by the Board of Directors at the time of authorizing the issuance thereof.

7. Option Period. Each Option and all rights thereunder shall expire on such date as shall be set forth in the applicable Option Agreement, provided that, in any event, in the case of an Incentive Stock Option, such date shall not be later than 10 years after the date on which the Option is granted (or five years in the case of Options described in Section 11.2), and, in the case of non-qualified Options, not later than 10 years after the date on which the Option is granted, and, in either case, shall be subject to earlier termination as provided in the Plan.

8. Exercise of Options. Each Option shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the applicable Option Agreement, subject to the provisions of the Plan.

9. Nontransferability of Options; Right of First Refusal. No Option shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. During the life of an optionee, an Option held by him or her shall be exercisable only by the optionee. Notwithstanding the foregoing, non-qualified Options and shares of Grant Stock may be transferred for valid estate planning purposes, if the applicable Option Agreement or Grant Stock Agreement so provides.

Unless the Option Agreement, Grant Stock Agreement or instrument expressly provides otherwise, at any time prior to the registration by the Company of its Common Stock under Section 12 of the Exchange Act, the Company shall have a right of first refusal with respect to any proposed sale or other disposition by optionees or grantees (and their permitted successors in interest by purchase, gift or other mode of transfer) of any shares of Grant Stock or of Common Stock issued upon the exercise of Options granted under the Plan. Such right shall be exercisable by the Company in accordance with terms and conditions established in good faith by the Board of Directors. Each certificate for a share of Grant Stock or of Common Stock issued upon the exercise of Options granted under the Plan shall contain a legend giving appropriate notice of the foregoing right of first refusal.

10. Effect of Termination. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has continuously since the date of grant of his or her Incentive Stock Option been, employed by the Company, except that, unless the Option Agreement or instrument expressly provides otherwise:

10.1 the Incentive Stock Option may be exercised within the period of thirty days after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable Option Agreement);

10.2 if the optionee dies while in the employ of the Company, the Incentive Stock Option may be exercised in full by the person to whom it is transferred by will or the laws of descent and distribution within the period of 180 days after the date of death (or within such lesser period as may be specified in the applicable Option Agreement); and

10.3 if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised in full within the period of 180 days after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable Option Agreement);

provided, however, that, unless the Option Agreement or instrument expressly provides otherwise, in the event that an employee ceases to be employed (or a director, consultant or advisor (collectively, “other optionees”) ceases to be retained) by the Company due to a termination for “cause” (as defined below), all rights to exercise Options held by such employee (or other optionee) shall terminate immediately as of the date and time such employee ceases to be employed (or other optionee ceases to be retained) by the Company. As used in this Plan, the term “cause” shall mean a finding by the Board of Directors that the employee (or other optionee) has engaged in conduct that is fraudulent, criminal, disloyal or injurious to the Company, including, without limitation: (i) any material violation of the written (or otherwise established) policies of the Company, (ii) habitual neglect in the performance of his or her duties to the Company, (iii) embezzlement, theft, or the commission of a felony or dishonesty in the course of his or her employment or service, (iv) the disclosure of trade secrets or confidential information of the Company or any subsidiary of the Company to persons not entitled to receive such information, or (v) willful or intentional action or inaction in connection with his or her duties to the Company that has resulted in or, in the judgment of the Board of Directors, may result in injury of a material nature to the Company; and

provided further, that in no event may any Incentive Stock Option be exercised after the expiration date of the Incentive Stock Option. For all purposes of the Plan and any Incentive Stock Option granted hereunder, “employment” shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).

A non-qualified Option granted to an employee shall be subject to the foregoing provisions of this Section 10 as if it were an Incentive Stock Option, but a non-qualified Option may also be exercised so long as the optionee maintains a relationship with the Company as a director, consultant or adviser, unless the Option Agreement provides otherwise.

11. Incentive Stock Options. Options which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

11.1 Express Designation. All Incentive Stock Options shall, at the time of grant, be specifically designated as such in the Option Agreement covering such Incentive Stock Options.

11.2 10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted is, at the time of the grant of such Option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

11.2.1 the purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

11.2.2 the option exercise period shall not exceed five years from the date of grant.

11.3 Dollar Limitation. For so long as the Code shall so provide, Options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000.

12. Additional Provisions.

12.1 Additional Provisions. The Board of Directors may, in its sole discretion, include additional provisions in Grant Stock Agreements and Option Agreements, including, without limitation, restrictions on transfer, rights of the Company to repurchase shares of Grant Stock or shares of Common Stock acquired upon exercise of Options, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of Options, or such other provisions as shall be determined by the Board of Directors; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not be such as to cause any Incentive Stock Option to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

12.2 Acceleration, Extension, Etc. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular Option or Options may be exercised or (ii) extend the dates during which all, or any particular, Option or Options may be exercised; provided, however, that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code.

13. Rights as a Shareholder. The holder of an Option shall have no rights as a shareholder with respect to any shares covered by the Option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

14. Adjustment Provisions for Recapitalizations and Related Transactions.

14.1 General. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding Options, and (z) the price for each share subject to any then outstanding Options, without changing the aggregate purchase price as to which such Options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 14 if such adjustment would cause the Plan to fail to comply with Section 422 of the Code.

14.2 Board Authority to Make Adjustments. Any adjustments under this Section 14 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

15. Merger, Consolidation, Asset Sale, Liquidation, etc.

15.1 General. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to some or all outstanding Options (and need not take the same action as to each such Option): (i) provide that such Options shall be assumed, or equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such Options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised Options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee (to the extent otherwise then exercisable) within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the “Merger Price”), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Options, in exchange for the termination of such Options and (iv) provide that all or any outstanding Options shall become exercisable in full immediately prior to such event.

15.2 Substitute Options. The Company may grant Options in substitution for Options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute Options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

15.3 Grant Stock. In the event of a business combination or other transaction of the type detailed in Section 15.1, any securities, cash or other property received in exchange for shares of Grant Stock shall continue to be governed by the provisions of any Grant Stock Agreement pursuant to which they were issued, including any provision regarding vesting, and such securities, cash, or other property may be held in escrow on such terms as the Board of Directors may direct, to insure compliance with the terms of any such Grant Stock Agreement.

16. No Special Employment Rights. Nothing contained in the Plan or in any Option or Grant Stock Agreement shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

17. Other Employee Benefits. The amount of any compensation deemed to be received by an employee as a result of the issuance of shares of Grant Stock or the grant or exercise of an Option or the sale of shares received upon such award or exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

18. Amendment of the Plan.

18.1 The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options or in order to maintain compliance with Rule 16b-3 promulgated under the Exchange Act or any successor rule, the Board of Directors may not effect such modification or amendment without such approval.

18.2 The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, adversely affect his or her rights under an Option or Grant Stock previously granted to him or her. With the consent of the recipient of Grant Stock or optionee affected, the Board of Directors may amend outstanding Grant Stock Agreements or Option Agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

19. Withholding. The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or grantee any federal, state or local taxes of any kind required by law to be withheld with respect to issuance of any shares of Grant Stock or shares issued upon exercise of Options. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the obligor may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable or (ii) by delivering to the Company shares of Common Stock already owned (and not subject to risk of forfeiture) by the obligor. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation, which Fair Market Value shall be determined as of the date that the amount of tax to be withheld is to be determined. A person who has made an election pursuant to this Section 19 may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

20. Effective Date and Duration of the Plan.

20.1 Effective Date. The Plan shall become effective as of January 9, 2001 (the “Effective Date”). Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 18) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company’s shareholders. If such shareholder approval is not obtained within twelve months of the Board’s adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such Option to a particular optionee. Subject to this limitation, Options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

20.2 Termination. Unless sooner terminated in accordance with Section 15 or by the Board of Directors, the Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the Effective Date.

21. Provision for Foreign Participants. The Board of Directors may, without amending the Plan, modify the terms of Option or Grant Stock Agreements to differ from those specified in the Plan with respect to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

22. Requirements of Law. The Company shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute a violation by the optionee or by the Company of any provisions of any law or regulation of any governmental authority. In addition, in connection with the Securities Act of 1933, as now in effect or hereafter amended (the “Act”), the Company shall not be required to issue any shares upon exercise of any Option unless the Company has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required in connection with any such transfer. Any determination in this connection by the Board shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Act or under the securities laws of each relevant state or other jurisdiction, the Company may imprint on the certificate(s) appropriate legends that counsel for the Company considers necessary or advisable to comply with the Act or any such state or other securities law. The Company may register, but in no event shall be obligated to register, any securities covered by the Plan pursuant to the Act; and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

23. Governing Law. This Plan and each Option shall be governed by the laws of The State of Delaware, without regard to its principles of conflicts of law.

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